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                                                                Exhibit 23.1

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We consent to the use in this Registration Statement on Form SB-2 of our report dated March 21, 1997 relating to the financial statements of Long Distance Direct Holdings, Inc. for the years ended December 31, 1996 and December 31, 1995, respectively, and the reference to our firm under the caption "EXPERTS" in the Prospectus.

                                                Adelman, Katz & Mond, LLP
                                                Certified Public Accountants

New York, NY
July 18, 1997

                     LONG DISTANCE DIRECT HOLDINGS, INC.
                                  FORM SB-2
                                 EXHIBIT 23.1